Exhibit 3.35

State of California	File# 200209510143
Bill Jones Secretary of State LIMITED LIABILITY COMPANY ARTICLES OF ORGANIZATION	FILED In the Office of the Secretary of State of the State of California APR – 2 2002

A $70.00 filing fee must accompany this form. IMPORTANT – Read instructions before completing this form.
BILL JONES, Secretary of State

This Space For Filing Use Only

1. Name of the limited liability company (end the name with the words “Limited Liability Company,” “ Ltd. Liability Co.,” or the abbreviations “LLC” or “L.L.C.”) Shea La Quinta LLC

2.      The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.

3. Name the agent for service of process and check the appropriate provision below: Max B. Johnson which is
☒ an individual residing in California. Proceed to item 4.
☐ a corporation which has filed a certificate pursuant to section 1505. Proceed to item 5.

4. If an individual, California address of the agent for service of process: Address: 655 Brea Canyon Road

City: Walnut State: CA Zip Code: 91789

5. The limited liability company will be managed by: (check one) ☐ one manager ☐ more than one manager ☒ single member limited liability company ☐ all limited liability company members

6.      Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate. Other matters may include the latest date on which the limited liability company is to dissolve.

7. Number of pages attached, If any: 1

8. Type of business of the limited liability company. (For informational purposes only) Acquire, Own, Improve, Hold, and Sell Real Property

9. DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

Max B. Johnson
Signature of Organizer	Type or Print Name of Organizer

April 1, 2002
Date

10. RETURN TO:
NAME	Kathleen Glancana
FIRM ADDRESS CITY/STATE ZIP CODE	Bryan Cave LLP Two North Central Avenue Phoenix, AZ 85004

SEC/STATE (REV. 12/99)

ATTACHMENT

This attachment to the Limited Liability Company Articles of Organization of Shea La Quinta LLC (the “Certificate”) and made a part thereof relates to paragraph 6 of the Certificate and states that the latest date on which Shea La Quinta LLC is to dissolve is April 1, 2052.

200209510143

State of California Bill Jones Secretary of State		FILED In the Office of the Secretary of State of the State of California
LIMITED LIABILITY COMPANY – STATEMENT OF INFORMATION
Filing Fee $20.00 – If Amendment, See Instructions		MAY - 3 2002
IMPORTANT- Read instructions Before Completing This Form
1. LIMITED LIABILITY COMPANY NAME: (Do not alter if name is preprinted.) Shea La Quinta LLC		BILL JONES, Secretary of State This Space For Filing Use Only

2. SECRETARY OF STATE FILE NUMBER	3. STATE OR PLACE OF ORGANIZATION
200209510143	California

4. PRINCIPAL EXECUTIVE OFFICE STREET ADDRESS 655 Brea Canyon Road CITY Walnut	STATE CA	ZIP CODE 91789

5. CALIFORNIA OFFICE WHERE RECORDS ARE MAINTAINED (FOR DOMESTIC ONLY) STREET ADDRESS 655 Brea Canyon Road
CITY Walnut	STATE CA	ZIP CODE 91789

6.      CHECK THE APPROPRIATE PROVISION BELOW AND NAME THE AGENT FOR SERVICE OF PROCESS

☒       AN INDIVIDUAL RESIDING IN CALIFORNIA.

☐       A CORPORATION WHICH HAS FILED A CERTIFICATE PURSUANT TO CALIFORNIA CORPORATIONS CODE SECTION 1505.

         AGENT’S NAME: Max B. Johnson

7. ADDRESS OF THE AGENT FOR SERVICE OF PROCESS IN CALIFORNIA, IF AN INDIVIDUAL ADDRESS 655 Brea Canyon Road
CITY Walnut	STATE CA	ZIP CODE 91789

8. DESCRIBE TYPE OF BUSINESS OF THE LIMITED LIABILITY COMPANY. acquire, own, improve, hold, and sell real property

9. LIST THE NAME AND COMPLETE ADDRESS OF ANY MANAGER OR MANAGERS, OR IF NONE HAVE BEEN APPOINTED OR ELECTED, PROVIDE THE NAME AND ADDRESS OF EACH MEMBER. ATTACH ADDITIONAL PAGES, IF NECESSARY.

9a. NAME Shea Homes, Inc., a Delaware Corporation ADDRESS 655 Brea Canyon Road
CITY Walnut	STATE CA	ZIP CODE 91789

9b. NAME ADDRESS
CITY	STATE	ZIP CODE

9c. NAME ADDRESS
CITY	STATE	ZIP CODE

10. CHIEF EXECUTIVE OFFICER (CEO), IF ANY
NAME ADDRESS
CITY	STATE	ZIP CODE

11. NUMBER OF PAGES ATTACHED, IF ANY:

12. THIS STATEMENT IS TRUE, CORRECT, AND COMPLETE.

Max B. Johnson		Vice President	4/ /02
TYPE OR PRINT NAME OF PERSON COMPLETING FORM	SIGNATURE	TITLE	DATE

DUE DATE:			55

SEC/STATE FORM LLC-12 (REV. 10/2001)		APPROVED BY SECRETARY OF STATE